UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

Darwin Professional Underwriters, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-284-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously disclosed, on June 27, 2008, Darwin Professional Underwriters, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Allied World Assurance Company Holdings, Ltd ("Allied World"), a Bermuda company, and Allied World Merger Company, a Delaware corporation and an indirect wholly owned subsidiary of Allied World. On October 15, 2008, the Company issued a press release announcing that its stockholders adopted the Merger Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No. Description
99.1 Press Release, dated as of October 15, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darwin Professional Underwriters, Inc.

October 15, 2008	By:	/s/ Timothy J. Curry

Name: Timothy J. Curry
Title: VP & Asst. General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated as of October 15, 2008.